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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 17, 2001


                         NEXT LEVEL COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      0-27877                        99-3342408
-------------------------------    ------------------------    -------------------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
         Incorporation)                                                    Number)


              6085 State Farm Drive, Rohnert Park, California 94928
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               (Address of principal executive offices) (Zip Code)

                                 (787) 584-6820
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              (Registrants' telephone number, including area code)

                                       N/A
             ------------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5. Other Events.

CREDIT AGREEMENT

         On May 16, 2001 we entered into a $60,000,000 loan agreement with Motorola, Inc. Under the terms of the agreement, Motorola, which currently owns 77% of Next Level Communications, Inc., will make a $60,000,000 loan commitment to us over a two-year period, beginning May 17, 2001. Interest is determined by Motorola based on either the base rate (as defined in the agreement) plus 2% or the Eurodollar rate plus 3 1/2%.

         In the event of a debt or equity security offering or a sale of assets in excess of $25,000,000, the first $25,000,000 of proceeds may be retained by us; the next $25,000,000 (between $25,000,000 and $50,000,000) of such proceeds will be divided at least one-third to repay our obligations under our Tax Sharing Agreement with Motorola (the "Tax Sharing Agreement") and the balance may be retained by us; the next $25,000,000 of such proceeds (between $50,000,000 and $75,000,000) will be divided at least one-half to repay our obligations under the Tax Sharing Agreement and the balance may be retained by us; amounts of such proceeds in excess of $75,000,000 will be used 100% first to repay our obligations under the Tax Sharing Agreement (to the extent of such obligations) and then to repay and reduce the amount owed under the loan agreement.

         The agreement provides for the issuance of warrants, for up to 7,500,000 shares of Next Level common stock, all with an exercise price of $7.39. Such warrants become exercisable as follows:

o 1,500,000 shares upon the effective date of the loan agreement;

o 750,000 shares upon cumulative borrowings outstanding equaling or exceeding $20,000,000;

o 750,000 shares upon cumulative borrowings outstanding equaling or exceeding $30,000,000;

o 750,000 shares upon cumulative borrowings outstanding equaling or exceeding $40,000,000;

o 750,000 shares upon cumulative borrowings outstanding equaling or exceeding $50,000,000;

o regardless of whether we exceed borrowings of $20,000,000, an additional 1,000,000 shares of common stock of Next Level become exercisable unless, prior to May 17, 2002, all borrowings under the loan agreement have been repaid in full and it has been terminated;

o an additional 1,000,000 shares of common stock of Next Level become exercisable unless, prior to November 17, 2002 all borrowings under the loan agreement have been repaid in full and it has been terminated; and

o an additional 1,000,000 shares of common stock of Next Level become exercisable unless, prior to February 17, 2003, all borrowings under the loan agreement have been repaid in full and it has been terminated.

         The foregoing summary is qualified in its entirety by reference to the Credit Agreement, the Security Agreement and the Form of Warrant which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

         The information that is set forth in our press release dated May 18, 2001, attached hereto as Exhibit 99.4, is incorporated herein by reference.
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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     The following exhibits are filed as part of this Report:

                99.1 Credit Agreement, dated as of May 16, 2001, between Next Level Communications, Inc. and Motorola, Inc.

                99.2 Security Agreement, dated as of May 16, 2001, between Next Level Communications, Inc. and Motorola, Inc.

                99.3    Form of Warrant

                99.4 Press Release, dated as of May 18, 2001, issued by Next Level Communications, Inc.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2001

                                  NEXT LEVEL COMMUNICATIONS, INC.

                                  By: /s/ Keith A. Zar
                                      ------------------------------------------
                                      Keith A. Zar
                                      Senior Vice President, General Counsel,
                                      Chief Administrative Officer and Secretary



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                                  EXHIBIT INDEX

Exhibits

        The following exhibits are filed as part of this Report:

                99.1 Credit Agreement, dated as of May 16, 2001, between Next Level Communications, Inc. and Motorola, Inc.

                99.2 Security Agreement, dated as of May 16, 2001, between Next Level Communications, Inc. and Motorola, Inc.

                99.3    Form of Warrant

                99.4 Press Release, dated as of May 18, 2001, issued by Next Level Communications, Inc.